Exhibit T3A-33

                            CERTIFICATE OF AMENDMENT
                                STOCK CORPORATION

                      Office of the Secretary of the State
   30 Trinity Street / P.O. Box 150470/ Hartford, CT 06115-0470 /Rev. 12/1999

                            Space For Office Use Only

1. NAME OF CORPORATION:

   Resource Recovery Systems of Connecticut, Inc.

2. THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

    X      A.  AMENDED.

           B.  AMENDED AND RESTATED.

           C.  RESTATED.

3. TEXT OF EACH AMENDMENT/RESTATEMENT:

           Article First is amended to read:

           "First:  The name of the corporation is Covanta Mid-Conn, Inc."

4. VOTE INFORMATION (check A., B. or C.):

    X      A.  The resolution was approved by shareholders as follows:

               (set forth all voting information required by Conn. Gen. Stat.
               Section 33-800 as amended in the  space provided below)

           B. The amendment was adopted by the board of directors without shareholder action.

               No shareholder vote was required for adoption.

           C. The amendment was adopted by the incorporator's without shareholder action.

               No shareholder vote was required for adoption.

5. EXECUTION:

Dated this 12th day of March, 2001.

Patricia Collins      Asst. Secretary             /s/ Patricia Collins
Print or type name    Capacity of signatory       Signature
of signatory

Name of Corporation

         RESOURCE RECOVERY SYSTEMS OF CONNECTICUT, INC.

Document Filed                          Filing Date      Total Fees Paid
CERTIFICATE OF INCORPORATION            31/DEC/1992      $225.00

The information shown above pertains to documents filed in this office on account of the corporation Indicated. The filing date is the date endorsed on the document pursuant to section 33-285 or 33-422 of the Connecticut General Statutes. Any questions regarding this filing should be addressed to: THE ABOVE ADDRESS

         C T CORPORATION SYSTEM
         ONE COMMERCIAL PLAZA
         HARTFORD, CT 06103

CERTIFICATE OF INCORPORATION
STOCK CORPORATION

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

The undersigned incorporator(s) hereby form(s) a corporation under the Stock Corporation Act Of the State of Connecticut:

o The name of the corporation is Resource Recovery Systems of Connecticut, Inc.

o The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:

         To engage in any lawful act or activity for which corporations may be formed under the Connecticut Stock Corporation Act.

The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof areas follows: l,000 Common Shares at $1.00 par value each.

The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341,1959 Supp. Conn. G.S., are as follows:

The minimum amount of stated capital with which the corporation shall commence business is One Thousand dollars. (Not less than one thousand dollars)

(7)  Other provisions

              Dated this 18th day of December, 1992

              I/We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

        This certificate of incorporation must be signed by each incorporator.


NAME OF INCORPORATOR (PRINT OR TYPE)    NAME OF INCORPORATOR (PRINT OR TYPE)  NAME OF INCORPORATOR (PRINT OR TYPE)

1.   Ann Marie Cummins                  2.   Charles Taylor                   3.   Helen Anagnostakas
Signed (Incorporator)                   Signed (Incorporator)                 Signed (Incorporator)
1.   /s/ Helen Anagnostakas             2.   /s/ Charles Taylor               3.   /s/ Helen Anagnostakas
NAME OF INCORPORATOR (PRINT OR TYPE)    NAME OF INCORPORATOR (PRINT OR TYPE)  NAME OF INCORPORATOR (PRINT OR TYPE)
4.                                      5.                                    6.

SIGNED (INCORPORATOR)                   SIGNED (INCORPORATOR)                 SIGNED (INCORPORATOR)
4.                                      5.                                    6.
                             FOR OFFICE USE ONLY                              Rec; CC; GS;



               (Please provide filer's name and complete address for mailing receipt)


APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/38

                             Secretary of the State
                                30 Trinity Street
                               Hartford, CT 06106

Name of Corporation:                      Resource Recovery Systems of Connecticut, Inc.       Complete All Blanks

                The above corporation appoints as its statutory agent for service, of the following:
Name of Natural Person Who is Resident of Connecticut

                                          Business Address                                     Zip Code


                                          Residence Address                                    Zip Code

Name of Connecticut Corporation           Address of Principal Office in Conn.   (if none, enter address of appointee's
                                                                                  statutory agent for service)
Name of Corporation                       Address of Principal Office in Conn.

(Not organized under the Laws of Conn.*)      (If none, enter "Secretary of the State of Conn.")

    C T CORPORATION SYSTEM                    ONE COMMERCIAL PLAZA
                                              HARTFORD, CONNECTICUT 06103
           * Which has procured a Certificate of Authority to transact business of conduct in this state.


                                             AUTHORIZATION
                                     Name of Incorporator              Signed (Incorporator)   Date
                                     (Print or Type)                   /s/ Ann Marie Cummins   12/18/92
   Original Appointment (Must be
              Signed                 Ann Marie Cummins
  by a majority of Incorporators)
                                     Name of Incorporator              Signed (Incorporator)
                                     (Print or Type)                   /s/ Charles Taylor      12/18/92

                                     Charles Taylor
                                     Name of Incorporator              Signed (Incorporator)
                                     (Print or Type)                   /s/ Helen Anagnostakos  12/18/92
                                                                           Helen Anagnostakos

Subsequent Appointment               Name of President, Vice President or Secretary              Date
                                     Signed (President, or Vice President or Secretary)

Acceptance: Name of Statutory Agent for Service (Print or Type)        Signed (Statutory Agent for
         C T CORPORATION SYSTEM                                        Service)
                                                                       /s/ Richard R. Borovoy
For Official Use Only                Rec: CC;                          Richard R. Borovoy, Asst. Secy.


              Please provide filer's name and complete address for mailing receipt
(8753-8)


CONFIRMATION OF FILING                                        STATE OF CONNECTICUT
AND RECEIPT OF FEES                                   Office of The Secretary of the State
61-304 Rev. 4-90                                 30 TRINITY STREET, HARTFORD, CONNECTICUT 06106

NAME OF CORPORATION
RESOURCE RECOVERY SYSTEMS OF CONNECTICUT, INC.
                      DOCUMENT FIELD                                 FILING DATE                TOTAL FEES PAID

ELECTION OF OFFICER(S)                                       30/JUN/1994                  $25.00


The information shown above pertains to documents filed in this office for the corporation indicated above. The filing date is the date endorsed on the document pursuant to the Connecticut General Statutes. Any questions regarding this filing should be addressed to:


                                THE ABOVE ADDRESS
Commercial Recording Division, Secretary of the State's Office, 30 Trinity Street, Hartford, Connecticut 06106


RESOURCE RECOVERY SYSTEM OF CONN
CT CORPORATION SYSTEM
ONE COMMERCIAL PLAZA
HARTFORD CT 06103
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


                              State of Connecticut

                      OFFICE OF THE SECRETARY OF THE STATE
                                30 TRINITY STREET
                               HARTFORD, CT 06106
              NOTICE OF ELECTION OR APPOINTMENT OF OFFICER/DIRECTOR

1  Name of Corporation
RESOURCE RECOVERY SYSTEMS OF CONNECTICUT, INC.
                                                      Date of                                             Residence
2  Name of                                          Appointment                                            Address
Individual                Title of Office           or Election          Business Address
                                                                        Both addresses must be completed    -
                                                                            No Post Office Box number

R. Richard Ablon   Chairman of the Board           January 8,      c/o Ogden Corporation                97 Lloyd Road
                   and Chief Exec.                 1993            Two Pennsylvania Plaza               Lloyd
                   Officer/Director                                New York, NY 10121                   Harbor, NY
                                                                                                        11743

Scott G. Mackin    President, Chief Operating      January 8,      c/o Ogden Projects, Inc.             19 Hall Road
                   Officer/Director                1993            40 Lane Road                         Chatham, NJ
                                                                   Fairfield, NJ 07007-2615             07928

Bruce W. Stone     Executive Vice President,       January 8,      c/o Ogden Projects, Inc.             53 Northway
                   Managing Director/Director      1993            40 Lane Road                         Bronxville,
                                                                   Fairfield, NJ 07007-2615             NY 10708

William C. Mack    Executive Vice President        January 8,      C/o Ogden Projects, Inc.             122 Harvest
                                                   1993            40 Lane Road                         Lane
                                                                   Fairfield, NJ 07007-2615             Lincoln
                                                                                                        Park, NJ
                                                                                                        07035

Gloria A. Mills    Executive Vice President -      January 21,     C/o Ogden Projects, Inc.             183
                   Business Development            1993            40 Lane Road                         Grandview
                                                                   Fairfield, NJ 07007-2615             Lane
                                                                   *[Note that as of January 8, 1993,   Mahwah, NJ
                                                                   Ms. Mills' title was Executive       07430
                                                                   Vice President - Marketing]

3  Click here  if using an 81/2x 11 attachment of additional names, etc.
See Conn. Gen, Stat.ss.1-9.
We hereby declare, under the penalties of false statement, that                                For Official Use
Only the statements made in the foregoing certificate are true.




4        /s/ Jeffrey R. Horowitz
         Senior Vice President Jeffrey R. Horowitz



         /s/ Timothy T. Simpson
         Assistant Secretary Timothy T. Simpson

5  Rec, CC, GS: (Type or Print)




  Please provide filer's name and complete address for mailing receipt



                 RESOURCE RECOVERY SYSTEMS OF CONNECTICUT, INC.

                         NOTICE OF ELECTION OR APPOINTMENT OF OFFICER/DIRECTOR (CONTINUED)

Name of Individual   Title of Office             Date of                                    Residence Address
                     Or Election                 Appointment        Business Address

Gary K. Crane        Executive Vice President    January 8, 1993    c/o Ogden Projects,     77 Clive Street
                     -- Permitting and                              Inc.                    Metuchen, NJ 08840
                     Compliance                                     40 Lane Road
                                                                    Fairfield, NJ
                                                                    07007-2615

Jeffrey L. Hahn      Executive Vice President    January 8, 1993    c/o Ogden Projects,     876 Mt. View Drive
                     -- Technology                                  Inc.                    Lafayette, CA 94549
                                                                    40 Lane Road
                                                                    Fairfield, NJ
                                                                    07007-2615

John M. Klett        Executive Vice President    January 8, 1993    c/o Ogden Projects,     100 Vail Road
                                                                    Inc.
                                                                    Parsippany,
                                                                    NJ 40 Lane
                                                                    Road 07054
                                                                    Fairfield,
                                                                    NJ
                                                                    07007-2615

William E. Whitman   Executive Vice President,*  January 21, 1994   c/o Ogden Projects,     3 Forest Place
                     Chief Financial Officer                        Inc.                    Towaco, NJ 07082
                     and                                            40 Lane Road
                     Treasurer                                      Fairfield, NJ
                                                                    07007-2615


* [Note that as of January 8, 1993, Mr. Whitman's title was Senior Vice President, Chief Financial
                                Officer and Treasurer.]


Jeffrey R. Horowitz   Senior Vice President,          January 8,     c/o Ogden Projects,      11 Laurel Lane
                      General,                        1993           Inc.                     Bernardsville, NJ
                      Counsel and Secretary                          40 Lane Road             07924
                                                                     Fairfield, NJ
                                                                     07007-2615

Patricia M. Collins   Vice President, Assistant       January 8,     c/o Ogden Projects,      425 Valley Road
                      General                         1993           Inc.,                    Montclair, NJ 07043
                      Counsel, Assistant Secretary                   40 Lane Road
                                                                     Fairfield, NJ
                                                                     07007-2615

Timothy J. Simpson    Vice President, Assistant       January 8,     c/o Ogden Projects,      7 Crestview Terrace
                      General                         1993           Inc.,                    Convent Station, NJ
                      Counsel, Assistant Secretary                   40 Lane Road             07961
                                                                     Fairfield, NJ
                                                                     07007-2615

Kenneth G. Torosian   Vice President and Controller   January 8,     c/o Ogden Projects,      125 E. Clifton Avenue
                                                      1993           Inc.,                    2nd Floor
                                                                     40 Lane Road             Clifton, NJ 07011
                                                                     Fairfield, NJ
                                                                     07007-2615

J.L. Effinger          Assistant Secretary            January 8,     c/o  Ogden Corporation,  25 Cove Road 1993
                                                                     Two Pennsylvania Plaza   Putnam Valley
                                                                     New York, NY 10121       NY 10579

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/38

                             Secretary of the State
                              State of Connecticut



Name of Corporation:  Resource Recovery Systems of Connecticut, Inc.                        Complete All Blanks


                The above corporation appoints as its statutory agent for service, of the following:
Name of Natural Person Who is Resident of Connecticut
                                                      Business Address                      Zip Code


                                                      Residence Address                     Zip Code

Name of Connecticut Corporation                       Address of Principal Office in Conn.   (if none, enter address
                                                      of   appointee's statutory agent for service)

Name of Corporation                                   Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)                (If none, enter "Secretary of the State of Conn.")

    The Prentice-Hall Corporation System, Inc.            30 High Street
                                                          HARTFORD, CONNECTICUT 06103

           * Which has procured a Certificate of Authority to transact business of conduct in this state.

                                  Authorization

                               Name of Incorporator (Print or Type)         Signed (Incorporator)         Date

    Original Appointment
       (Must be Signed         Name of Incorporator (Print or Type)         Signed (Incorporator)
      by a majority of
       Incorporators)
                               Name of Incorporator (Print or Type)         Signed (Incorporator)



    Subsequent Appointment    Name of President, Vice President or Secretary                                D







                               /s/ Pat Collins                                                              1/15/96
                               Signed (President, or Vice President or Secretary)




                               /s/ Pat Collins V-P

Acceptance: Name of Statutory Agent for Service (Print or Type)             Signed (Statutory Agent for Service)
                                                                              Vickie Schreiber   Asst Vice President
         The Prentice-Hall Corporation, Inc.                                By
For Official Use Only          Rec: CC;









      Please provide filer's name and complete address for mailing reciept